Exhibit 10.1

H&E EQUIPMENT SERVICES, INC.

2006 STOCK-BASED INCENTIVE COMPENSATION PLAN

ADOPTED JANUARY 23, 2006

AS AMENDED AND RESTATED, EFFECTIVE JUNE 6, 2006

H&E EQUIPMENT SERVICES, INC.

2006 STOCK-BASED INCENTIVE COMPENSATION PLAN

I. Purpose of the Plan

The purpose of this Amended and Restated Plan is to assist the Company, its Subsidiaries and Affiliates in attracting and retaining valued Employees and Directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s Stock by such Employees and Directors.

II. Definitions

A. “Affiliate” means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

B. “Award” means an award of Deferred Stock, Restricted Stock, or Options under the Plan.

C. “Board” means the Board of Directors of the Company.

D. “Cause” means: (i) the Participant’s willful misconduct or gross negligence in connection with the performance of the Participant’s duties for the Company, its Subsidiaries or Affiliates; (ii) the Participant’s conviction of, or a plea of nolo contendere to, a felony or a crime involving fraud or moral turpitude; (iii) the Participant’s engaging in any business that directly or indirectly competes with the Company, its Subsidiaries or Affiliates; or (iv) disclosure of trade secrets, customer lists or confidential information of the Company, its Subsidiaries or Affiliates to a competitor or unauthorized person.

E. “Change in Control” means:

1. the acquisition in one or more transactions by any “Person” (as such term is used for purposes of section 13(d) or section 14(d) of the 1934 Act) but excluding, for this purpose, the Company or its Subsidiaries, any Stockholder of the Company immediately prior to the consummation of the Company’s Initial Public Offering or any employee benefit plan of the Company or its Subsidiaries, of “Beneficial Ownership” (within the meaning of Rule 13d-3 under the 1934 Act) of thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”);

2. the individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company’s Stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change in Control, and after any such reduction the “Incumbent Board” shall mean the Board as so reduced;

3. a merger or consolidation involving the Company if the Stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation;

4. a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

5. acceptance by Stockholders of the Company of shares in a share exchange if the Stockholders of the Company immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange.

F.	“Code” means the Internal Revenue Code of 1986, as amended.

G. “Committee” means the Board or such committee designated by the Board to administer the Plan under Section 0.

H. “Common Stock” means the common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 0.

I. “Company” means H&E Equipment Services, Inc., a Delaware Corporation, or any successor company or corporation.

J. “Company Stock” means the Common Stock or Preferred Stock of the Company.

K. “Deferred Stock” means an Award made under Section 0 of the Plan to receive Company Stock at the end of a specified Deferral Period.

L. “Deferral Period” means the period during which the receipt of a Deferred Stock Award under Section 0 of the Plan will be deferred.

M. “Director” means a member of either (i) the Company’s Board or (ii) the Board of Directors of one of the Company’s Subsidiaries or Affiliates, who is not an Employee of the Company or any Subsidiary.

N. “Disability” means, as determined by the Committee in its sole discretion, that an Employee or Director:

1. is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

2. is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering Employees or Directors, as applicable, of the Company, its Subsidiaries or Affiliates.

O. “EBITDA” means for any given year, the Company’s earnings before interest, income taxes, depreciation, amortization and any accounting charges incurred with respect to this Plan or any Awards granted under this Plan as determined after payment of bonuses, if any, but adjusted for purchase accounting or any other items that are considered unique, or likely to affect only one accounting period (unique or “one time” charges are charges for which, under generally accepted accounting principles consistently applied, an adjustment to EBITDA would be considered proper), as determined by the Board, in its sole discretion, based on the audited financial statements for such year.

P. “Employee” means an officer or other key employee of the Company, a Subsidiary or an Affiliate including a director who is such an employee.

Q. “Fair Market Value” means, on any given date, the value of one share of Common Stock of the Company’s stock as determined by the Board in its sole discretion.

R. “Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in section 422 of the Code and designated as an Incentive Stock Option.

S. “Initial Public Offering” means the first underwritten public offering of the Company’s stock pursuant to a Registration Statement filed with the United States Securities and Exchange Commission on Form S-1, or its then equivalent.

T. “1934 Act” means the Securities Exchange Act of 1934, as amended.

U. “Non-Qualified Option” means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

V. “Option” means any option to acquire Stock of the Company granted from time to time under Section 0 of the Plan.

W. “Participant” means an Employee or Director to whom an Award is made.

X. “Plan” means the H&E Equipment Services, Inc. 2006 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

Y. “Preferred Stock” means the preferred stock of the Company, or such other class or kind of shares or other securities resulting from the application of Section 0

Z. “Restricted Stock” means Company Stock awarded by the Committee under Section 0 of the Plan.

AA. “Restriction Period” means the period during which Restricted Stock awarded under Section 0 of the Plan is subject to forfeiture.

BB. “Retirement” means, in the case of an Employee, retirement from the active employment of the Company, a Subsidiary or an Affiliate pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Board. In the case of a Director, “Retirement” means good-faith and complete termination of the Director’s service for the Company, its Subsidiaries and Affiliates.

CC. “Securities Act” means the Securities Act of 1933, as amended.

DD. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possession 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

EE. “Ten Percent Stockholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

III. Eligibility

Any Employee or Director is eligible to receive an Award.

IV. Administration and Implementation of Plan

A. The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees and Directors to whom Awards will be granted, in determining the type and amount of Awards to be granted to each such Participant, the terms and conditions of Awards granted under the Plan and the terms of agreements which will be entered into with Participants.

B. The Committee’s powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Company Stock or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made hereunder; to determine whether, to what extent and under what circumstances Company Stock or cash payable with respect to an Award shall be deferred, either automatically or at the election of the Participant (including the power to add deemed earnings to any such deferral); to grant Awards (other than Incentive Stock Options) that are transferable by the Participant; and to determine the effect, if any, of a Change in Control of the Company upon outstanding Awards. Upon a Change in Control, the Committee may, at its discretion, (i) fully vest all Awards made under the Plan, (ii) cancel any outstanding Awards in exchange for a cash payment of an amount equal to the difference between the then Fair Market Value of the stock underlying the Award and the option or base price of the Award, (iii) after having given the Award Participant a chance to exercise any outstanding Options, terminate any or all of the Award Participant’s unexercised Options, or (iv) if the Company is not the surviving corporation, cause the surviving corporation to assume or replace all outstanding Awards with comparable awards.

C. The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall endeavor, in good faith, to avoid the application of section 409A of the Code to any Award by taking such action, including suspending the operation of any provision of this Plan or any Award, as it reasonably determines to be necessary or appropriate to that result. No such action shall be deemed to be an amendment adverse to the Participant within the meaning of Section 0. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Participants.

D. The Committee may condition the grant of any Award or the lapse of any Deferral or Restriction Period (or any combination thereof) upon the Participant’s achievement of a Performance Goal that is established by the Committee before the grant of the Award. For this purpose, a “Performance Goal” shall mean a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based upon: (i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on shareholder equity of the Company, (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (vii) cash flow of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (viii) return on total assets of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (ix) return on invested capital of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (x) return on net assets of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (xi) operating income of the Company, its Subsidiaries or Affiliates (or any business unit thereof) including, without limitation, EBITDA, or (xii) net income of the Company, its Subsidiaries or Affiliates (or any business unit thereof). The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals. Before granting an Award or permitting the lapse of any Deferral or Restriction Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

V. Shares of Stock Subject to the Plan

A. Subject to adjustment as provided in Section 0, the total number of shares of Common Stock available for Awards under the Plan shall be the number of shares equal to twelve percent (12%) of the total number of shares of the Company’s Common Stock outstanding after the consummation of the Company’s Initial Public Offering, including after the exercise, if any, of the underwriters’ option to cover over-allotments. The final number of shares of Common Stock available for Awards under the Plan shall be determined by resolution of the Committee or the Board subsequent to the consummation of the Company’s Initial Public Offering.

B. The maximum number of shares of Company Stock subject to Awards that may be granted to any Participant during any calendar year (the “Individual Limit”) shall not exceed 20% of the number of shares initially available for Awards under Section 0. Subject to Section 0, Section 0 and Section 0, any Award that is canceled or amended by the Committee shall count against the Individual Limit. Notwithstanding the foregoing, the Individual Limit may be adjusted to reflect the effect on Awards of any transaction or event described in Section 0.

C. Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not (i) reduce the shares available for Awards under the Plan, or (ii) be counted against the Individual Limit. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

VI. Deferred Stock

An Award of Deferred Stock is an agreement by the Company to deliver to the recipient a specified number of shares of Company Stock at the end of a specified deferral period or periods. Such an Award shall be subject to the following terms and conditions:

A. Deferred Stock Awards shall be evidenced by Deferred Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

B. Upon determination of the number of shares of Deferred Stock to be awarded to a Participant, the Committee shall direct that the same be credited to the Participant’s account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 0 hereof. Prior to issuance and delivery hereunder the Participant shall have no rights as an stockholder with respect to any shares of Deferred Stock credited to the Participant’s account.

C. No dividends shall be paid with respect to Deferred Stock. In lieu thereof, at the end of the Deferral Period the Participant will be credited with that number of additional whole shares of Company Stock that can be purchased (based on their Fair Market Value at the end of the Deferral Period) with the sum of the dividends that would have been paid with respect to an equal number of shares of Company Stock between the grant date of such Deferred Stock and the end of the Deferral Period.

D. The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Participant’s achievement of one or more Performance Goals specified in the Deferred Stock agreement. If the Participant fails to achieve the specified Performance Goals, the Committee shall not grant the Deferred Stock Award to the Participant, or the Participant shall forfeit the Award and no Company Stock shall be transferred to him pursuant to the Deferred Stock Award.

E. The Deferred Stock agreement shall specify the duration of the Deferral Period taking into account termination of employment or service as a Director on account of death, Disability, Retirement or other cause. The Deferral Period may consist of one or more installments. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Participant shall be issued and delivered to the Participant (or, where appropriate, the Participant’s legal representative) in accordance with the terms of the Deferred Stock agreement. The Committee may, in its sole discretion, amend a Deferred Stock Award pursuant to Section 0 hereof.

VII. Restricted Stock

An Award of Restricted Stock is a grant by the Company of a specified number of shares of Company Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

A. Restricted Stock shall be evidenced by Restricted Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

B. Upon determination of the number of shares of Restricted Stock to be granted to the Participant, the Committee shall direct that a certificate or certificates representing the number of shares of Company Stock be issued to the Participant with the Participant designated as the registered owner. The certificates representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period.

C. During the Restriction Period the Participant shall have the right to receive dividends from and to vote the shares of Restricted Stock.

D. The Committee may condition the grant of an Award of Restricted Stock or the expiration of the Restriction Period upon the Participant’s achievement of one or more Performance Goals specified in the Restricted Stock Agreement. If the Participant fails to achieve the specified Performance Goals, the Committee shall not grant the Restricted Stock to the Participant, or the Participant shall forfeit the Award of Restricted Stock and the underlying Company Stock shall be forfeited to the Company.

E. The Restricted Stock agreement shall specify the duration of the Restriction Period and the performance, employment, service as a Director or other conditions (including termination of employment or service as a Director on account of death, Disability, Retirement or other cause) under which the Restricted Stock may be forfeited to the Company. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the Participant (or, where appropriate, the Participant’s legal representative). The Committee may, in its sole discretion, amend a Restricted Stock Award pursuant to Section 0 hereof.

VIII. Options

Options give a Participant the right to purchase a specified number of shares of Company Stock from the Company for a specified time period at a fixed price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

A. Option Grants: Options shall be evidenced by Option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

B. Option Price: The price per share at which Company Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Company Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Stockholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Company Stock on the date of grant.

C. Term of Options: The Option agreements shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder and ten years in the case of all other Incentive Stock Options).

D. Incentive Stock Options: Each provision of the Plan and each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of the Option agreement thereof that cannot be so construed shall be disregarded. In no event may a Participant be granted an Incentive Stock Option which does not comply with such grant and vesting limitations as may be prescribed by section 422(b) of the Code. Incentive Stock Options may not be granted to Directors or employees of Affiliates.

E. Restrictions on Transferability: No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable only by the Participant. Upon the death of a Participant, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 0.

F. Payment of Option Price: The option price of the shares of Company Stock upon the exercise of an Option shall be paid: (i) in full in cash at the time of the exercise or, (ii) with the consent of the Committee, in whole or in part in Company Stock held by the Participant for at least six months valued at Fair Market Value on the date of exercise. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock which has been held by the Participant for at least six months (based on the fair market value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Company Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

G. Termination by Death: If a Participant’s employment by or service as a Director of the Company, a Subsidiary or Affiliate terminates by reason of death, any Option granted to such Participant may thereafter be exercised (to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant) by, where appropriate, the Participant’s transferee or by the Participant’s legal representative, for a period of 12 months from the date of death or until the expiration of the stated term of the Option, whichever period is shorter.

H. Termination by Reason of Disability: If a Participant’s employment by or service as a Director of the Company, a Subsidiary or Affiliate terminates by reason of Disability, any unexercised Option granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, the Participant’s transferee or legal representative), to the extent it was exercisable at the time of termination, for a period of 24 months or such shorter term as determined by the Committee (12 months in the case of an Incentive Stock Option) from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter.

I. Termination by Reason of Retirement: If a Participant’s employment by or service as a Director of the Company, a Subsidiary or Affiliate terminates by reason of Retirement, any unexercised Option granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, the Participant’s transferee or legal representative), to the extent it was exercisable at the time of termination, for a period of 5 years or such shorter term as determined by the Committee (12 months in the case of an Incentive Stock Option) from the date of such termination of employment or service as a Director or until the expiration of the stated term of the Option, whichever period is shorter. Notwithstanding the foregoing, if, and to the extent, required by section 409A of the Code in the case of a Specified Employee, as defined in section 409A(a)(2)(B) of the Code, any unexercised Option shall not be exercised earlier than six months after the date of retirement.

J. Termination Not for Cause: If a Participant’s employment by or service as a Director of the Company, a Subsidiary or Affiliate is terminated by the Company, the Subsidiary or Affiliate not for Cause, any unexercised Option granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, the Participant’s transferee or legal representative), to the extent it was exercisable at the time of termination, for a period of 60 days or such shorter term as determined by the Committee from the date of such termination of employment or service as a Director or until the expiration of the stated term of the Option, whichever period is shorter. Notwithstanding the foregoing, and to the extent required by section 409A of the Code in the case of a Specified Employee, as defined in section 409A(a)(2)(B) of the Code, any unexercised Option shall not be exercised earlier than six months after the date of termination not for cause.

K. Termination for Cause or Other Reason: If a Participant’s employment by or service as a Director of the Company, a Subsidiary or Affiliate is terminated by the Company, the Subsidiary or Affiliate for Cause, or otherwise terminates for any reason not specified in this Section 0 (including a voluntary termination), all unexercised Options awarded to the Participant shall terminate on the date of such termination.

IX. Adjustments upon Changes in Capitalization

In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Company Stock, or any distribution to stockholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any other adjustments to outstanding Awards as it determines appropriate. No fractional shares of Company Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Participant.

X. Effective Date, Termination and Amendment

This Amendment and Restatement of the Plan shall become effective on the date the Amendment and Restatement is approved by the Board, provided that Options granted under the Plan to Directors shall expressly not be exercisable until this Amendment and Restatement shall have been approved by the Company’s stockholders in accordance with the rules of the NASDAQ Stock Market and applicable law. The Plan shall remain in full force and effect until the earlier of ten years from the effective date, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval which shall (i) increase (except as provided in Section 0) the total number of shares available for issuance pursuant to the Plan; (ii) change the class of Employees or Directors eligible to be Participants; (iii) modify the Individual Limit (except as provided Section 0) or the categories of Performance Goals set forth in Section 0; or (iv) change the provisions of this Section 0. Termination of the Plan pursuant to this Section 0 shall not affect Awards outstanding under the Plan at the time of termination.

XI. Transferability

Except as provided below, Awards may not be pledged, assigned or transferred for any reason during the Participant’s lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Participant during his lifetime, but such Awards shall be transferable only to the extent specifically provided in the agreement entered into with the Participant. The transferee of the Participant shall, in all cases, be subject to the provisions of the agreement between the Company and the Participant.

XII. General Provisions

A. Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee or Director any right to continued employment by or service as a Director of the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment or service as a Director of any Participant at any time.

B. For purposes of this Plan, transfer of employment or service as a Director between the company and its Subsidiaries and Affiliates shall not be deemed termination of employment or service as a Director.

C. Participants shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Company Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Company Stock, or the exercise of Options, the Company shall, at the election of the Participant, have the right to retain the number of shares of Company Stock whose Fair Market Value equals the amount legally required to be withheld in satisfaction of the applicable withholding taxes. Agreements evidencing such Awards shall contain appropriate provisions to effect withholding in this manner.

D. Without amending the Plan, Awards may be granted to Employees or Directors who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the committee, be necessary or desirable to further the purpose of the Plan.

E. To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Delaware and construed accordingly.

F. The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, except as provided in Section 0, no Award may be repriced, replaced, regranted through cancellation, or modified without stockholder approval. The Committee may amend Awards without the consent of the Participant, except in the case of amendments adverse to the Participant, in which case the Participant’s consent is required to any such amendment.